                                                                  EXHIBIT 6(b)

                                                     Bylaws amended 8/85; Name
                                    change1/95 via Articles of Org. Amendment.

                                    BYLAWS
                       IL ANNUITY AND INSURANCE COMPANY
              (FORMERLY SENTRY INVESTORS LIFE INSURANCE COMPANY)

                                  ARTICLE I
                                 STOCKHOLDERS

SECTION 1         QUALIFICATIONS OF STOCKHOLDERS

A natural person, corporation, association, partnership or trust may be a stockholder. A corporation, association, partnership or trust, if a stockholder, may authorize in writing any person to vote and act in its behalf at any meeting of the stockholders. Until the Company shall have received written notice to the contrary from a corporation, association, partnership or trust, or until some other person shall have been authorized in writing to represent the corporation, association, partnership or trust and the Company shall have received written notice thereof, the Company may conclusively assume that any officer of such corporation or association, or member of such partnership, or trustee of such trust, is the duly authorized representative of such corporation, association, partnership or trust and entitled to vote and act on its behalf at any meeting of the stockholders

Stock held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such stock to his name provided that proof of his authority is duly filed with the Company.

A stockholder whose stock is pledged shall be entitled to vote such stock until the stock has been transferred into the name of the pledgee on the books of the Company.

SECTION 2         ANNUAL MEETINGS OF THE STOCKHOLDERS

The regular annual meeting of the stockholders shall be held on the third Wednesday of April of each year at 11:00 A.M. At such meeting, the member stockholders shall elect Directors and transact such other business as shall lawfully come before them.

SECTION 3         SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of the stockholders shall be held at such place and at such time as shall be specified in the notice thereof. Special meetings shall be called by the Secretary. The Secretary shall not call a special meeting unless requested to do as herein provided. Whenever the

President, or a majority of the Board of Directors or the Executive Committee, or the holders of at least 10% of the outstanding shares shall make a request with the Secretary stating the time, place and purpose of such meeting, the Secretary shall call such special meeting to be held at the time and place so requested.

SECTION 4         NOTICE OF MEETINGS OF STOCKHOLDERS

Written notice stating the place, day and hour of the meeting and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the Secretary to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Company, with postage thereon prepaid. Meetings of stockholders shall be held at the Company's Home Office in Concord, Massachusetts or, to the extent permitted by the Articles of Organization, elsewhere in the United States.

SECTION 5         QUORUM

A quorum shall be required for the transaction of business at any meeting of the stockholders. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. At any adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting if it had been held at the time as originally fixed therefor.

SECTION 6         VOTING AT MEETINGS OF STOCKHOLDERS

Each stockholder shall be entitled to as many votes as he shall own full shares of stock in the Company and may vote the same in person or by proxy at each annual or special meeting of the stockholders, provided, however, that no stockholder shall be entitled to vote at any such meeting by proxy unless such proxy be in writing, signed by the stockholder or by his duly authorized attorney-in-fact, and filed with the Secretary of the Company no later than at the opening of such meeting, but no proxy shall be valid after six months from the date of such filing thereof with the Secretary, and the date of filing as endorsed thereon by the Secretary shall be conclusive.

If deemed advisable by the Board of Directors with respect to any particular meeting of the stockholders, the Secretary shall mail, or cause to be mailed, to each stockholder, a form of written proxy for use at such meeting, which form of proxy shall name as proxy a Committee designated by the Board of Directors and shall contain a blank space in which the stockholder may designate some other person or persons as proxy in place of such Proxy Committee. Where a proxy is to two or more, it may be voted by any one or more of the proxies so named, if present, and if the proxies so named disagree, then the vote shall be recorded as indicated by the majority of the proxies so present and voting, and if no majority can agree, then no vote shall be cast by such proxy. All proxies shall be checked and verified by the Secretary, who shall certify to the proxies on file with him at the opening of each annual or special meeting of the stockholders of this Company, and such certificate shall be conclusively deemed to be correct unless some stockholder shall file specific objections to some one or more, in which event the objection shall be disposed of by the stockholders present at such meeting in person and by the stockholders represented at such meeting by uncontested proxy in such manner as they may there agree upon.

SECTION 7         ACTION BY CONSENT

Any action required or permitted to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent in writing to the action and such written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

                                  ARTICLE II
                                  DIRECTORS

SECTION 1         NUMBER OF DIRECTORS

The number of Directors which shall constitute the whole Board shall be not less than five nor more than twenty-one. Within said limits, the number of Directors shall be determined, from time to time, by resolution of the Directors or the stockholders.

SECTION 2         ELECTION OF DIRECTORS

Each Director in office as of February 18, 1980, shall hold office until the expiration of the term for which he was elected or until his prior death, resignation or removal. Each Director elected or reelected after such date shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified or until his prior death, resignation or removal. Any vacancy in the Board of Directors, unless otherwise provided by law, may be filled by the affirmative vote of a majority of the Directors then in office, and such person shall serve until the next annual meeting of stockholders or until his prior death, resignation or removal.

SECTION 3         POWERS OF DIRECTORS

The Board of Directors shall direct the management of the business and affairs of the Company. They shall provide a suitable Home Office for the Company, and may provide such other offices as they may deem necessary. They shall fix the compensation of Directors, members of the Executive Committee and of any other Committee established by the Board, and of all general officers of the Company, and shall fix or determine the manner of fixing the compensation of associate officers, legal counsel, representatives and employees of the Company. They shall, pursuant to the Articles of Organization, determine the kind and nature of hazards against which policyholders may be insured. They shall direct the investment of the reserve and surplus funds of the Company. They may grant such powers and assign such duties to Committees of the Board, to other Committees created by them, or to the officers of the Company as the Board may from time to time deem advisable. They may make rates for insurance or authorize any Committee of the Board or other Committee appointed by them or any officer or officers of the Company or any other person or persons, to determine the rates of insurance or the manner or method by which such rates shall be established. They may reinsure risks or classes or risks and may authorize any Committee of the Board or other Committee created by them or any officer or officers of the Company or any other person or persons, to reinsure risks or classes of risks and to enter into contracts in respect thereto. They may classify risks by kind, type or line of insurance or subdivision thereof, by the degree of hazard assumed or by any standard they may determine is fair and reasonable and may assign the risks into groups, divisions or classes. In addition to the duties and powers enumerated in these By-Laws, the Board of Directors shall have and may exercise all powers and duties necessary or incident to their office, except such as by law or the Articles of Organization are conferred upon or reserved to the stockholders.

SECTION 4         MEETINGS OF DIRECTORS

Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors may from time to time determine. Special meetings of the Board of Directors shall be called whenever the Chairman of the Board, the President, a Vice President or any two Directors shall so request. At least forty-eight hours notice shall be given of such special meetings and such notice may be given in any manner whatsoever; and every Director shall for all purposes be deemed to have been duly notified of a meeting if he shall be present at such meeting or shall in writing waive notice thereof either before or after the meeting.

SECTION 5         ACTION BY CONSENT

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all of the directors consent to the action in writing and such consents are filed with the records of the meetings of the Board of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

                                 ARTICLE III
                             EXECUTIVE COMMITTEE

SECTION 1         ELECTION AND APPOINTMENT

The Board of Directors may elect an Executive Committee to be composed of three or more members of the Board of Directors. Members of the Executive Committee shall serve for the term of one year and until their successors are chosen and qualified.

SECTION 2         POWERS

In addition to the powers expressly conferred by these By-Laws, the Executive Committee shall have and exercise such powers and shall perform such duties as may be specified from time to time by resolution of the Board of Directors.

SECTION 3         MEETINGS

A Chairman shall be chosen by the members to preside at meeting. Regular meetings of the Executive Committee shall be held at such times and places as the Committee may determine. Special meetings of the Executive Committee shall be called whenever any member of the Committee shall so request. Reasonable notice shall be given of such special meetings, but the action of a majority of the Executive Committee at any meeting shall be valid, notwithstanding any want of or defect in any such notice.

                                  ARTICLE IV
                              FINANCE COMMITTEE

SECTION 1         ELECTION AND APPOINTMENT

The Board of Directors may elect a Finance Committee to be composed of three or more members of the Board of Directors. Members of the Finance Committee shall serve for the term of one year and until their successors are elected and qualified.

SECTION 2         POWERS

The Finance Committee shall have control of the assets of the Company. It shall have charge of investing, managing, collecting, selling and otherwise disposing of the same, and the designation of depositories for the Company's funds. It shall have power to appoint one or more loan agents and to fix their salaries. It may, from time to time, borrow money for the use and benefit of the Company in such amount and on such terms as it shall in each case determine by resolution, and may authorize and direct designated officials to evidence such loans by the promissory note of the Company and to pledge as security for the payment thereof the assets and property specified in such resolution. To carry out these ends, it may do all such acts and things as it may deem necessary and proper.

SECTION 3         MEETINGS

A Chairman shall be chosen by the members to preside at meetings. Regular meetings of the Finance Committee shall be held on such day or days of each week as the Committee shall elect. Special meetings of the Finance Committee shall be called whenever any member of the Committee shall so request. Reasonable notice shall be given of such special meetings, but the action of a majority of the Finance Committee at any meeting shall be valid, notwithstanding any want of or defect in any such notice.

SECTION 4         REPORTS

The Finance Committee shall keep a record of its transactions, which record shall be available for inspection at any regular or special meeting of the Executive Committee or Board of Directors.

                                  ARTICLE V
                               OTHER COMMITTEES

SECTION 1         COMMITTEES OF THE BOARD

The Board of Directors by resolution may at any time elect or may authorize the Chairman of the Board of Directors or the President to appoint three or more Directors, one of whom shall be the chief executive officer, to constitute a Committee of the Board, and may confer such powers and impose such duties upon any such Committee as the Board may deem advisable. The chief executive officer shall preside at all meetings of any such Committee except that in the absence of the chief executive officer from a meeting, a Chairman may be chosen by the remaining members of the Committee to preside thereat. Any such Committee shall make reports at such times and in such form and manner as the Board may require. Members of any such Committee shall serve at the pleasure of the Board of Directors, but in no event for a term longer than one year and until their respective successors are chosen and qualified. Pending the filling of any vacancy in such Committee the remaining members of the Committee shall exercise its functions.

SECTION 2         OTHER COMMITTEES

The Board of Directors may by resolution provide for such Committees, not elsewhere herein provided for, as it may deem advisable and select the members thereof or provide for their selection. Any person serving upon any such Committee shall be a stockholder or a policyholder of the Company and may be a director, officer or employee thereof. Each such Committee shall have such powers and perform such duties as the Board of Directors may from time to time prescribe, except as otherwise provided by law.

                                  ARTICLE VI
                      QUORUM OF DIRECTORS AND COMMITTEES

A quorum for the transaction of business at any meeting of the Board of Directors or at any meeting of any Committee shall consist of a majority of the Directors or members of such Committee, as the case may be, provided that at least four Directors shall be necessary to constitute a quorum of the Board of Directors. Less than a quorum may adjourn a meeting from time to time until a quorum shall be present.

                                 ARTICLE VII
                                   OFFICERS

SECTION 1         GENERAL OFFICERS

The general officers of the Company shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, and a Treasurer, and such other officers specifically designated as general officers by the Board of Directors.

SECTION 2         ELECTION

The officers of the Company shall comprise the general officers and such other officers (hereinafter referred to as associate officers) as may be from time to time deemed necessary by the Board of Directors or the Executive Committee. At the first meeting of the Board of Directors held after the completion of each annual meeting of the stockholders, the Board shall elect a Chairman of the Board of Directors, who shall be a Director, the President, one or more Vice Presidents, a Secretary and a Treasurer and such other general officers as may be designated by the Board of Directors, all of whom shall hold office for one year and until their respective successors are elected and qualified, or until their prior death, resignation or removal. Any two or more of such offices may be held by the same person insofar as permitted by law. The Board of Directors may elect additional officers at any time, and such additional officers shall hold office until the first meeting of the Board which is held after the next annual meeting of the stockholders.

The Board of Directors or the Executive Committee may elect one or more Assistant Secretaries, Assistant Treasurers, and other associate officers or they may authorize the chief executive officer to appoint such Assistant Secretaries, Assistant Treasurers and other associate officers. Any Assistant Secretary or Assistant Treasurer or other associate officer shall hold office for one year or until his successor is chosen and qualified. The Board of Directors or the Executive Committee or the chief executive officer may at any time remove any Assistant Secretary or Assistant Treasurer or other associate officer so elected or appointed.

SECTION 3         CHAIRMAN OF THE BOARD OF DIRECTORS

The Chairman of the Board, if elected, shall preside at all meetings of the stockholders of the Company and of the Board of Directors. In the absence of the Chairman of the Board, or if no Chairman of the Board has been elected, the President shall preside at all meetings of the stockholders of the Company and of the Board of Directors. In the absence of the Chairman of the Board and the President from any meeting of the stockholders of the Company or meeting of the Board of Directors, a Vice President shall preside.

SECTION 4         PRESIDENT

The President shall be vice chairman of the Board of Directors, and shall preside at meetings in the absence of the Chairman of the Board.

SECTION 5         ADDITIONAL DUTIES - CHAIRMAN OF THE BOARD - PRESIDENT

The Chairman of the Board and the President shall exercise such other powers and perform such other duties as shall be incident to their respective offices or as may be required by the Board of Directors, the Executive Committee or the Finance Committee.

SECTION 6         CHIEF EXECUTIVE OFFICER

The chief executive officer of the Company shall be designated from time to time by the Board of Directors or Executive Committee from among the general officers, and the powers and duties of the chief executive officer shall appertain and belong to the office of the designee while such designation is in effect. If such designation is made by the Executive Committee, it shall not extend beyond the next succeeding meeting of the Board of Directors. In the absence of such designation, the President shall be the chief executive officer and the powers and duties of the chief executive officer shall appertain and belong to the office of the President.

Under the advice and director of the Board of Directors, the Executive Committee and the Finance Committee the chief executive officer shall have general charge and oversight of the Company's business and affairs and shall discharge all other duties imposed upon him by law, by these By-Laws, and by the Board of Directors, the Executive Committee or the Finance Committee. He shall have custody of the fidelity bonds of the general officers and associate officers. His signature or the signature of the President or one of the Vice Presidents authorized by the Board of Directors, the Executive Committee or the chief executive officer (together with the signature of the Secretary or an Assistant Secretary) shall be affixed to all policies.

SECTION 7         OTHER GENERAL OFFICERS

Each general officer of the Company, except the Chairman of the Board and the President, in addition to his powers and duties specified by these By-Laws, shall also exercise such powers and perform such duties as are usually incident to his office and such as shall be assigned to or required of him, from time to time, by the Board of Directors, the Executive Committee, the Finance Committee or the chief executive officer.

SECTION 8         ASSOCIATE OFFICERS

Any Assistant Secretary, Assistant Treasurer or other associate officer elected by the Board of Directors or Executive Committee or appointed by the chief executive officer shall have such powers and discharge such duties as may be from time to time conferred or imposed upon him by the Board of Directors, the Executive Committee or the chief executive officer.

SECTION 9         SECRETARY OF BOARD OF DIRECTORS OR COMMITTEES

The Board of Directors, Executive Committee, Finance Committee, or any other Committee established by the Board of Directors may select any person to act as Secretary thereof, record and keep the minutes of the proceedings of the Board of Directors or of such Committee and attend to the giving of all notices in respect thereto.

                                 ARTICLE VIII
                          RESIGNATIONS AND VACANCIES

Any Director, member of the Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors, or any officer may resign by giving written notice to the Board of Directors or the Executive Committee or the chief executive officer or the Secretary, and upon the acceptance of his resignation by the Board of Directors or by the Executive Committee his office shall be vacant. Vacancies in the Executive Committee or the Finance Committee, however occurring, shall be filled by the Board of Directors. Vacancies in any other Committee established by or pursuant to action of the Board of Directors, however occurring, shall be filled by the Board of Directors. Vacancies in any general office, however occurring, shall be filled by the Board of Directors and in any associate office, by the Board of Directors, the Executive Committee or the chief executive officer. The person chosen to fill any vacancy shall hold office for the unexpired balance of the term for which his predecessor was chosen, except as otherwise provided by law or by these By-Laws, but the continuing Directors, members of the Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors may act notwithstanding any vacancy in the Board or Committee. All acts done by the Board of Directors, Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors or by any Director or member of any such Committee shall be as valid as if such Director or member of such Committee had been duly chosen and qualified, notwithstanding any defect in his election, appointment or qualification.

The President shall have all the powers and shall discharge all of the duties of the Chairman of the Board during his absence or inability or incapacity to act or while the office of Chairman of the Board is vacant. Any Vice President designated by the Board of Directors shall have all of the powers and shall discharge all the duties of the President during his absence or inability or incapacity to act or while the office of President is vacant.
In the case of any other officer, the Board of Directors, the Executive Committee or the Chief executive officer may appoint a person to act in his place during his absence, or inability or incapacity to act or while such office is vacant and may grant to such Person the full powers and duties of such officer or any portions thereof.

                                  ARTICLE IX
                                CAPITAL STOCK

SECTION 1         CERTIFICATES OF STOCK

Each stockholder shall be entitled to a certificate in the form approved by the Board of Directors stating the number, class, and designation of series, if any, of the shares held by the stockholder. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer.

SECTION 2         TRANSFER

Shares of stock shall be transferred of record on the books of the Company only upon the surrender to the Company of the certificate therefor properly endorsed for transfer (or accompanied by a written assignment and power of attorney properly executed for transfer), and only upon compliance with provisions, if any, respecting restrictions on transfer contained in the Articles of Organization, these By-Laws or any agreement to which the Company is a party. The Company may require proof of the genuineness of the signature and the capacity of the party presenting the certificate for transfer.

SECTION 3         SETTING RECORD DATE AND CLOSING TRANSFER RECORDS

The Board of Directors may fix in advance a time not more than sixty days before (i) the date of any meeting of the stockholders or (ii) the date for the payment of any dividend or the making of any distribution to stockholders or (iii) the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of, and to vote at such meeting or any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent. If a record date is fixed by the Board of Directors, only stockholders of record on such date shall have such rights notwithstanding any transfer of stock on the records of the Company after such date. Without fixing such record date, the Board of Directors may close the transfer records of the Company for all or any part of such sixty-day period.

If no record date is fixed and the transfer books are not closed, then the record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, and the record date for determining stockholders for any other purpose shall be at the close of business on the date on which the Board of Directors acts with respect thereto.

SECTION 4         ISSUE OF STOCK

The Board of Directors may, from time to time, issue any of the authorized capital stock of the Company for cash, property, services or expenses, or as a stock dividend, and on any terms permitted by law and the articles of organization. No stock shall be issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the Company, or is in its possession as surplus.

                                  ARTICLE X
                  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Any director or officer or his legal representative shall be indemnified by the Company against reasonable expenses including the cost of any settlement and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative may be made a party by reason of his being or having been such director or officer, provided it shall not be determined by a final determination thereof on the merits that such director of officer was in any substantial way derelict in the performance of his duties, or provided that such action, suit or proceedings shall be settled without a final determination on the merits and it shall be determined that such officer or director had not in any substantial way been derelict in the performance of his duties as charged therein, such determination to be made by a majority of the members of the Board of Directors who were not parties to such action, suit or proceedings, though less than a quorum, or by any one or more disinterested persons to whom the question may be referred by the Board of Directors. The foregoing right of indemnification shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law or which may be lawfully granted to him.

                                  ARTICLE XI
                              EMERGENCY BY-LAWS

If, as a result of an emergency caused by an attack on the United States or by a nuclear, atomic or other disaster, a quorum of the Board of Directors cannot be convened, the directors who are convened, though less than a quorum or though only a single director, shall constitute an Emergency Executive Committee. The Emergency Executive Committee shall have all the powers of the Board of Directors to conduct the business and shall have the power to fill any vacancies in the Board, which shall resume its powers as soon as a quorum can be convened. The directors so appointed shall serve until there is an election of directors by the stockholders at a duly convened meeting. If no directors are available to attend a Board of Directors meeting after such emergency the available senior officer with the longest term of service with the Company shall be authorized to conduct the business of the Company until a meeting of the directors or stockholders can be convened.

If it shall be impractical or impossible to give notice of a Board of Directors meeting in the manner prescribed by these By-Laws, the person calling such meeting may give notice thereof by making such reasonable efforts as circumstances may permit to notify the directors. Failure of any director to receive actual notice of a meeting shall not affect the power of the directors present at such meeting to exercise the powers prescribed in this Article.

The foregoing shall not be deemed to preclude the taking of any action by any director, officer or employee of the Company during an emergency which is otherwise authorized by law and which such director, officer or employee may deem necessary or desirable in the interest of the affairs of the Company.

                                 ARTICLE XII
                             AMENDMENT OF BY-LAWS

The stockholders may amend these By-Laws by vote of a majority in interest of the capital stock entitled to vote, represented at a meeting at which a quorum is present. These By-Laws may also be amended by the Directors to the extent permitted by law.

                                                                        Bylaws
                                                            amended 8/85; Name
                                   change 9/84 via Articles of Org. Amendment.

                                    BYLAWS

                   SENTRY INVESTORS LIFE INSURANCE COMPANY
              (FORMERLY PATRIOT GENERAL LIFE INSURANCE COMPANY)

                                  ARTICLE I
                                 STOCKHOLDER

SECTION 1         QUALIFICATIONS OF STOCKHOLDERS

A natural person, corporation, association, partnership or trust may be a stockholder. A corporation, association, partnership or trust, if a stockholder, may authorize in writing any person to vote and act in its behalf at any meeting of the stockholders. Until the Company shall have received written notice to the contrary from a corporation, association, partnership or trust, or until some other person shall have been authorized in writing to represent the corporation, association, partnership or trust and the Company shall have received written notice thereof, the Company may conclusively assume that any officer of such corporation or association, or member of such partnership, or trustee of such trust, is the duly authorized representative of such corporation, association, partnership or trust and entitled to vote and act on its behalf at any meeting of the stockholders.

Stock held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such stock to his name provided that proof of his authority is duly filed with the Company.

A stockholder whose stock is pledged shall be entitled to vote such stock until the stock has been transferred into the name of the pledgee on the books of the Company.

SECTION 2         ANNUAL MEETINGS OF THE STOCKHOLDERS

The regular annual meeting of the stockholders shall be held on the third Wednesday of April of each year at 11:00 A.M. At such meeting, the member stockholders shall elect Directors and transact such other business as shall lawfully come before them.

SECTION 3         SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of the stockholders shall be held at such place and at such time as shall be specified in the notice thereof. Special meetings shall be called by the Secretary. The Secretary shall not call a special meeting unless requested to do as herein provided. Whenever the

President, or a majority of the Board of Directors or the Executive Committee, or the holders of at least 10% of the outstanding shares shall make a request with the Secretary stating the time, place and purpose of such meeting, the Secretary shall call such special meeting to be held at the time and place so requested.

                                                                        Bylaws
                                                            amended 8/85; Name
                                   change 9/84 via Articles of Org. Amendment.

                                    BYLAWS
                   SENTRY INVESTORS LIFE INSURANCE COMPANY
              (FORMERLY PATRIOT GENERAL LIFE INSURANCE COMPANY)

                                  ARTICLE I
                                 STOCKHOLDERS

SECTION 1         QUALIFICATIONS OF STOCKHOLDERS

A natural person, corporation, association, partnership or trust may be a stockholder. A corporation, association, partnership or trust, if a stockholder, may authorize in writing any person to vote and act in its behalf at any meeting of the stockholders. Until the Company shall have received written notice to the contrary from a corporation, association, partnership or trust, or until some other person shall have been authorized in writing to represent the corporation, association, partnership or trust and the Company shall have received written notice thereof, the Company may conclusively assume that any officer of such corporation or association, or member of such partnership, or trustee of such trust, is the duly authorized representative of such corporation, association, partnership or trust and entitled to vote and act on its behalf at any meeting of the stockholders.

Stock held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such stock to his name provided that proof of his authority is duly filed with the Company.

A stockholder whose stock is pledged shall be entitled to vote such stock until the stock has been transferred into the name of the pledgee on the books of the Company.

SECTION 2         ANNUAL MEETINGS OF THE STOCKHOLDERS

The regular annual meeting of the stockholders shall be held on the third Wednesday of April of each year at 11:00 A.M. At such meeting, the member stockholders shall elect Directors and transact such other business as shall lawfully come before them.

SECTION 3         SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of the stockholders shall be held at such place and at such time as shall be specified in the notice thereof. Special meetings shall be called by the Secretary. The Secretary shall not call a special meeting unless requested to do as herein provided. Whenever the President, or a majority of the Board of Directors or the Executive Committee, or the holders of at least 10% of the outstanding shares shall make a request with the Secretary stating the time, place and purpose of such meeting, the Secretary shall call such special meeting to be held at the time and place so requested.

SECTION 4         NOTICE OF MEETINGS OF STOCKHOLDERS

Written notice stating the place, day and hour of the meeting and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the Secretary to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Company, with postage thereon prepaid. Meetings of stockholders shall be held at the Company's Home Office in Concord, Massachusetts or, to the extent permitted by the Articles of Organization, elsewhere in the United States.

SECTION 5         QUORUM

A quorum shall be required for the transaction of business at any meeting of the stockholders. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. At any adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting if it had been held at the time as originally fixed therefor.

SECTION 6         VOTING AT MEETINGS OF STOCKHOLDERS

Each stockholder shall be entitled to as many votes as he shall own full shares of stock in the Company and may vote the same in person or by proxy at each annual or special meeting of the stockholders, provided, however, that no stockholder shall be entitled to vote at any such meeting by proxy unless such proxy be in writing, signed by the stockholder or by his duly authorized attorney-in-fact, and filed with the Secretary of the Company no later than at the opening of such meeting, but no proxy shall be valid after six months from the date of such filing thereof with the Secretary, and the date of filing as endorsed thereon by the Secretary shall be conclusive.

If deemed advisable by the Board of Directors with respect to any particular meeting of the stockholders, the Secretary shall mail, or cause to be mailed, to each stockholder, a form of written proxy for use at such meeting, which form of proxy shall name as proxy a Committee designated by the Board of Directors and shall contain a blank space in which the stockholder may designate some other person or persons as proxy in place of such Proxy Committee. Where a proxy is to two or more, it may be voted by any one or more of the proxies so named, if present, and if the proxies so named disagree, then the vote shall be recorded as indicated by the majority of the proxies so present and voting, and if no majority can agree, then no vote shall be cast by such proxy. All proxies shall be checked and verified by the Secretary, who shall certify to the proxies on file with him at the opening of each annual or special meeting of the stockholders of this Company, and such certificate shall be conclusively deemed to be correct unless some stockholder shall file specific objections to some one or more, in which event the objection shall be disposed of by the stockholders present at such meeting in person and by the stockholders represented at such meeting by uncontested proxy in such manner as they may there agree upon.

SECTION 7         ACTION BY CONSENT

Any action required or permitted to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent in writing to the action and such written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

                                  ARTICLE II
                                  DIRECTORS

SECTION 1         NUMBER OF DIRECTORS

The number of Directors which shall constitute the whole Board shall be not less than five nor more than twenty-one. Within said limits, the number of Directors shall be determined, from time to time, by resolution of the Directors or the stockholders.

SECTION 2         ELECTION OF DIRECTORS

Each Director in office as of February 18, 1980, shall hold office until the expiration of the term for which he was elected or until his prior death, resignation or removal. Each Director elected or reelected after such date shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified or until his prior death, resignation or removal. Any vacancy in the Board of Directors, unless otherwise provided by law, may be filled by the affirmative vote of a majority of the Directors then in office, and such person shall serve until the next annual meeting of stockholders or until his prior death, resignation or removal.

SECTION 3         POWERS OF DIRECTORS

The Board of Directors shall direct the management of the business and affairs of the Company. They shall provide a suitable Home Office for the Company, and may provide such other offices as they may deem necessary. They shall fix the compensation of Directors, members of the Executive Committee and of any other Committee established by the Board, and of all general officers of the Company, and shall fix or determine the manner of fixing the compensation of associate officers, legal counsel, representatives and employees of the Company. They shall, pursuant to the Articles of Organization, determine the kind and nature of hazards against which policyholders may be insured. They shall direct the investment of the reserve and surplus funds of the Company. They may grant such powers and assign such duties to Committees of the Board, to other Committees created by them, or to the officers of the Company as the Board may from time to time deem advisable. They may make rates for insurance or authorize any Committee of the Board or other Committee appointed by them or any officer or officers of the Company or any other person or persons, to determine the rates of insurance or the manner or method by which such rates shall be established. They may reinsure risks or classes or risks and may authorize any Committee of the Board or other Committee created by them or any officer or officers of the Company or any other person or persons, to reinsure risks or classes of risks and to enter into contracts in respect thereto. They may classify risks by kind, type or line of insurance or subdivision thereof, by the degree of hazard assumed or by any standard they may determine is fair and reasonable and may assign the risks into groups, divisions or classes. In addition to the duties and powers enumerated in these By-Laws, the Board of Directors shall have and may exercise all powers and duties necessary or incident to their office, except such as by law or the Articles of Organization are conferred upon or reserved to the stockholders.

SECTION 4         MEETINGS OF DIRECTORS

Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors may from time to time determine. Special meetings of the Board of Directors shall be called whenever the Chairman of the Board, the President, a Vice President or any two Directors shall so request. At least forty-eight hours notice shall be given of such special meetings and such notice may be given in any manner whatsoever; and every Director shall for all purposes be deemed to have been duly notified of a meeting if he shall be present at such meeting or shall in writing waive notice thereof either before or after the meeting.

SECTION 5         ACTION BY CONSENT

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all of the directors consent to the action in writing and such consents are filed with the records of the meetings of the Board of Directors. Such consents shall be treated for all purposes as a vote at a meeting.

                                 ARTICLE III
                             EXECUTIVE COMMITTEE

SECTION 1         ELECTION AND APPOINTMENT

The Board of Directors may elect an Executive Committee to be composed of three or more members of the Board of Directors. Members of the Executive Committee shall serve for the term of one year and until their successors are chosen and qualified.

SECTION 2         POWERS

In addition to the powers expressly conferred by these By-Laws, the Executive Committee shall have and exercise such powers and shall perform such duties as may be specified from time to time by resolution of the Board of Directors.

SECTION 3         MEETINGS

A Chairman shall be chosen by the members to preside at meeting. Regular meetings of the Executive Committee shall be held at such times and places as the Committee may determine. Special meetings of the Executive Committee shall be called whenever any member of the Committee shall so request. Reasonable notice shall be given of such special meetings, but the action of a majority of the Executive Committee at any meeting shall be valid, notwithstanding any want of or defect in any such notice.

                                  ARTICLE IV
                              FINANCE COMMITTEE

SECTION 1         ELECTION AND APPOINTMENT

The Board of Directors may elect a Finance Committee to be composed of three or more members of the Board of Directors. Members of the Finance Committee shall serve for the term of one year and until their successors are elected and qualified.

SECTION 2 POWERS

The Finance Committee shall have control of the assets of the Company. It shall have charge of investing, managing, collecting, selling and otherwise disposing of the same, and the designation of depositories for the Company's funds. It shall have power to appoint one or more loan agents and to fix their salaries. It may, from time to time, borrow money for the use and benefit of the Company in such amount and on such terms as it shall in each case determine by resolution, and may authorize and direct designated officials to evidence such loans by the promissory note of the Company and to pledge as security for the payment thereof the assets and property specified in such resolution. To carry out these ends, it may do all such acts and things as it may deem necessary and proper.

SECTION 3         MEETINGS

A Chairman shall be chosen by the members to preside at meetings. Regular meetings of the Finance Committee shall be held on such day or days of each week as the Committee shall elect. Special meetings of the Finance Committee shall be called whenever any member of the Committee shall so request. Reasonable notice shall be given of such special meetings, but the action of a majority of the Finance Committee at any meeting shall be valid, notwithstanding any want of or defect in any such notice.

SECTION 4         REPORTS

The Finance Committee shall keep a record of its transactions, which record shall be available for inspection at any regular or special meeting of the Executive Committee or Board of Directors.

                                  ARTICLE V
                               OTHER COMMITTEES

SECTION 1         COMMITTEES OF THE BOARD

The Board of Directors by resolution may at any time elect or may authorize the Chairman of the Board of Directors or the President to appoint three or more Directors, one of whom shall be the chief executive officer, to constitute a Committee of the Board, and may confer such powers and impose such duties upon any such Committee as the Board may deem advisable. The chief executive officer shall preside at all meetings of any such Committee except that in the absence of the chief executive officer from a meeting, a Chairman may be chosen by the remaining members of the Committee to preside thereat. Any such Committee shall make reports at such times and in such form and manner as the Board may require. Members of any such Committee shall serve at the pleasure of the Board of Directors, but in no event for a term longer than one year and until their respective successors are chosen and qualified. Pending the filling of any vacancy in such Committee the remaining members of the Committee shall exercise its functions.

SECTION 2         OTHER COMMITTEES

The Board of Directors may by resolution provide for such Committees, not elsewhere herein provided for, as it may deem advisable and select the members thereof or provide for their selection. Any person serving upon any such Committee shall be a stockholder or a policyholder of the Company and may be a director, officer or employee thereof. Each such Committee shall have such powers and perform such duties as the Board of Directors may from time to time prescribe, except as otherwise provided by law.

                                  ARTICLE VI
                      QUORUM OF DIRECTORS AND COMMITTEES

A quorum for the transaction of business at any meeting of the Board of Directors or at any meeting of any Committee shall consist of a majority of the Directors or members of such Committee, as the case may be, provided that at least four Directors shall be necessary to constitute a quorum of the Board of Directors. Less than a quorum may adjourn a meeting from time to time until a quorum shall be present.

                                 ARTICLE VII
                                   OFFICERS

SECTION 1         GENERAL OFFICERS

The general officers of the Company shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, and a Treasurer, and such other officers specifically designated as general officers by the Board of Directors.

SECTION 2         ELECTION

The officers of the Company shall comprise the general officers and such other officers (hereinafter referred to as associate officers) as may be from time to time deemed necessary by the Board of Directors or the Executive Committee. At the first meeting of the Board of Directors held after the completion of each annual meeting of the stockholders, the Board shall elect a Chairman of the Board of Directors, who shall be a Director, the President, one or more Vice Presidents, a Secretary and a Treasurer and such other general officers as may be designated by the Board of Directors, all of whom shall hold office for one year and until their respective successors are elected and qualified, or until their prior death, resignation or removal. Any two or more of such offices may be held by the same person insofar as permitted by law. The Board of Directors may elect additional officers at any time, and such additional officers shall hold office until the first meeting of the Board which is held after the next annual meeting of the stockholders.

The Board of Directors or the Executive Committee may elect one or more Assistant Secretaries, Assistant Treasurers, and other associate officers or they may authorize the chief executive officer to appoint such Assistant Secretaries, Assistant Treasurers and other associate officers. Any Assistant Secretary or Assistant Treasurer or other associate officer shall hold office for one year or until his successor is chosen and qualified. The Board of Directors or the Executive Committee or the chief executive officer may at any time remove any Assistant Secretary or Assistant Treasurer or other associate officer so elected or appointed.

SECTION 3         CHAIRMAN OF THE BOARD OF DIRECTORS

The Chairman of the Board, if elected, shall preside at all meetings of the stockholders of the Company and of the Board of Directors. In the absence of the Chairman of the Board, or if no Chairman of the Board has been elected, the President shall preside at all meetings of the stockholders of the Company and of the Board of Directors. In the absence of the Chairman of the Board and the President from any meeting of the stockholders of the Company or meeting of the Board of Directors, a Vice President shall preside.

SECTION 4         PRESIDENT

The President shall be vice chairman of the Board of Directors, and shall Preside at meetings in the absence of the Chairman of the Board.

SECTION 5         ADDITIONAL DUTIES - CHAIRMAN OF THE BOARD - PRESIDENT

The Chairman of the Board and the President shall exercise such other powers and perform such other duties as shall be incident to their respective offices or as may be required by the Board of Directors, the Executive Committee or the Finance Committee.

SECTION 6         CHIEF EXECUTIVE OFFICER

The chief executive officer of the Company shall be designated from time to time by the Board of Directors or Executive Committee from among the general officers, and the powers and duties of the chief executive officer shall appertain and belong to the office of the designee while such designation is in effect. If such designation is made by the Executive Committee, it shall not extend beyond the next succeeding meeting of the Board of Directors. In the absence of such designation, the President shall be the chief executive officer and the powers and duties of the chief executive officer shall appertain and belong to the office of the President.

Under the advice and director of the Board of Directors, the Executive Committee and the Finance Committee the chief executive officer shall have general charge and oversight of the Company's business and affairs and shall discharge all other duties imposed upon him by law, by these By-Laws, and by the Board of Directors, the Executive Committee or the Finance Committee. He shall have custody of the fidelity bonds of the general officers and associate officers. His signature or the signature of the President or one of the Vice Presidents authorized by the Board of Directors, the Executive Committee or the chief executive officer (together with the signature of the Secretary or an Assistant Secretary) shall be affixed to all policies.

SECTION 7         OTHER GENERAL OFFICERS

Each general officer of the Company, except the Chairman of the Board and the President, in addition to his powers and duties specified by these By-Laws, shall also exercise such powers and perform such duties as are usually incident to his office and such as shall be assigned to or required of him, from time to time, by the Board of Directors, the Executive Committee, the Finance Committee or the chief executive officer.

SECTION 8         ASSOCIATE OFFICERS

Any Assistant Secretary, Assistant Treasurer or other associate officer elected by the Board of Directors or Executive Committee or appointed by the chief executive officer shall have such powers and discharge such duties as may be from time to time conferred or imposed upon him by the Board of Directors, the Executive Committee or the chief executive officer.

SECTION 9         SECRETARY OF BOARD OF DIRECTORS OR COMMITTEES

The Board of Directors, Executive Committee, Finance Committee, or any other Committee established by the Board of Directors may select any person to act as Secretary thereof, record and keep the minutes of the proceedings of the Board of Directors or of such Committee and attend to the giving of all notices in respect thereto.

                                 ARTICLE VIII
                          RESIGNATIONS AND VACANCIES

Any Director, member of the Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors, or any officer may resign by giving written notice to the Board of Directors or the Executive Committee or the chief executive officer or the Secretary, and upon the acceptance of his resignation by the Board of Directors or by the Executive Committee his office shall be vacant. Vacancies in the Executive Committee or the Finance Committee, however occurring, shall be filled by the Board of Directors. Vacancies in any other Committee established by or pursuant to action of the Board of Directors, however occurring, shall be filled by the Board of Directors. Vacancies in any general office, however occurring, shall be filled by the Board of Directors and in any associate office, by the Board of Directors, the Executive Committee or the chief executive officer. The person chosen to fill any vacancy shall hold office for the unexpired balance of the term for which his predecessor was chosen, except as otherwise provided by law or by these By-Laws, but the continuing Directors, members of the Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors may act notwithstanding any vacancy in the Board or Committee. All acts done by the Board of Directors, Executive Committee, Finance Committee or other Committee established by or pursuant to action of the Board of Directors or by any Director or member of any such Committee shall be as valid as if such Director or member of such Committee had been duly chosen and qualified, notwithstanding any defect in his election, appointment or qualification.

The President shall have all the powers and shall discharge all of the duties of the Chairman of the Board during his absence or inability or incapacity to act or while the office of Chairman of the Board is vacant. Any Vice President designated by the Board of Directors shall have all of the powers and shall discharge all the duties of the President during his absence or inability or incapacity to act or while the office of President is vacant.
In the case of any other officer, the Board of Directors, the Executive Committee or the Chief executive officer may appoint a person to act in his place during his absence, or inability or incapacity to act or while such office is vacant and may grant to such person the full powers and duties of such officer or any portions thereof.

                                  ARTICLE IX
                                CAPITAL STOCK

SECTION 1         CERTIFICATES OF STOCK

Each stockholder shall be entitled to a certificate in the form approved by the Board of Directors stating the number, class, and designation of series, if any, of the shares held by the stockholder. Such certificates shall be signed by the President or the Vice President and by the Treasurer or an Assistant Treasurer.

SECTION 2         TRANSFER

Shares of stock shall be transferred of record on the books of the Company only upon the surrender to the Company of the certificate therefor properly endorsed for transfer (or accompanied by a written assignment and power of attorney properly executed for transfer), and only upon compliance with provisions, if any, respecting restrictions on transfer contained in the Articles of Organization, these By-Laws or any agreement to which the Company is a party. The Company may require proof of the genuineness of the signature and the capacity of the party presenting the certificate for transfer.

SECTION 3         SETTING RECORD DATE AND CLOSING TRANSFER RECORDS

The Board of Directors may fix in advance a time not more than sixty days before (i) the date of any meeting of the stockholders or (ii) the date for the payment of any dividend or the making of any distribution to stockholders or (iii) the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of, and to vote at such meeting or any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent. If a record date is fixed by the Board of Directors, only stockholders of record on such date shall have such rights notwithstanding any transfer of stock on the records of the Company after such date. Without fixing such record date, the Board of Directors may close the transfer records of the Company for all or any part of such sixty-day period.

If no record date is fixed and the transfer books are not closed, then the record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, and the record date for determining stockholders for any other purpose shall be at the close of business on the date on which the Board of Directors acts with respect thereto.

SECTION 4         ISSUE OF STOCK

The Board of Directors may, from time to time, issue any of the authorized capital stock of the Company for cash, property, services or expenses, or as a stock dividend, and on any terms permitted by law and the articles of organization. No stock shall be issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the Company, or is in its possession as surplus.

                                  ARTICLE X
                  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Any director or officer or his legal representative shall be indemnified by the Company against reasonable expenses including the cost of any settlement and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative may be made a party by reason of his being or having been such director or officer, provided it shall not be determined by a final determination thereof on the merits that such director of officer was in any substantial way derelict in the performance of his duties, or provided that such action, suit or proceedings shall be settled without a final determination on the merits and it shall be determined that such officer or director had not in any substantial way been derelict in the performance of his duties as charged therein, such determination to be made by a majority of the members of the Board of Directors who were not parties to such action, suit or proceedings, though less than a quorum, or by any one or more disinterested persons to whom the question may be referred by the Board of Directors. The foregoing right of indemnification shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law or which may be lawfully granted to him.

                                  ARTICLE XI
                              EMERGENCY BY-LAWS

If, as a result of an emergency caused by an attack on the United States or by a nuclear, atomic or other disaster, a quorum of the Board of Directors cannot be convened, the directors who are convened, though less than a quorum or though only a single director, shall constitute an Emergency Executive Committee. The Emergency Executive Committee shall have all the powers of the Board of Directors to conduct the business and shall have the power to fill any vacancies in the Board, which shall resume its powers as soon as a quorum can be convened. The directors so appointed shall serve until there is an election of directors by the stockholders at a duly convened meeting. If no directors are available to attend a Board of Directors meeting after such emergency the available senior officer with the longest term of service with the Company shall be authorized to conduct the business of the Company until a meeting of the directors or stockholders can be convened.

If it shall be impractical or impossible to give notice of a Board of Directors meeting in the manner prescribed by these By-Laws, the person calling such meeting may give notice thereof by making such reasonable efforts as circumstances may permit to notify the directors. Failure of any director to receive actual notice of a meeting shall not affect the power of the directors present at such meeting to exercise the powers prescribed in this Article.

The foregoing shall not be deemed to preclude the taking of any action by any director, officer or employee of the Company during an emergency which is otherwise authorized by law and which such director, officer or employee may deem necessary or desirable in the interest of the affairs of the Company.

                                 ARTICLE XII
                             AMENDMENT OF BY-LAWS

The stockholders may amend these By-Laws by vote of a majority in interest of the capital stock entitled to vote, represented at a meeting at which a quorum is present. These By-Laws may also be amended by the Directors to the extent permitted by law.